                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)

                   October 16, 1998       (January 30, 1998)
                   ----------------       ------------------

                      NATIONWIDE HEALTH PROPERTIES, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

            Maryland                1-9028             95-3997619
            ------------------------------------------------------
            (State or other      (Commission          (IRS employer
            jurisdiction of      file number)         identification
            incorporation)                                number)

      610 Newport Center Drive, Suite 1150, Newport Beach, CA 92660-6429
      ------------------------------------------------------------------
                   (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                (949) 718-4400
                                --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     During the period from January 1, 1998 through October 1, 1998, Nationwide Health Properties, Inc. (the "Company") acquired from parties not related to the Company, 14 assisted living facilities ("ALF"), 15 skilled nursing facilities ("SNF"), 2 continuing care retirement communities ("CCRC") and 8 residential care facilities for the elderly ("RCFE") in 23 separate transactions at an aggregate purchase price of approximately $110,905,000. The facilities were, concurrently with their acquisition, leased on a triple net basis to 10 different operators under terms generally similar to the Company's existing leases. The transactions were funded by bank borrowings on the Company's revolving bank line of credit with Wells Fargo Bank, National Association, Sanwa Bank California, The Bank of New York and Nationsbank, N.A., approximately $4,137,000 of debt assumption, the issuance of 201,190 shares of the Company's common stock and by cash on hand. Except as indicated below, the Company purchased the assets of each of the facilities. The Company periodically uses funds raised through the issuance of medium-term notes and equity offerings to repay indebtedness under its revolving bank line of credit.

                                                                        Facility                      Acquisition      Purchase
            Facility Name                       City          State       Type      Beds     Units       Date           Price
-----------------------------------         ---------------  -------    --------    -----    -----    -----------    ------------
Monticello Residential Care                 Jackson             MO        CCRC                  31        1/30/98    $  2,460,000
Autumn Rose 13                              Newport Beach       CA        RCFE          6                 2/19/98         640,000
Autumn Rose 14                              Murrieta            CA        RCFE          6                 2/27/98         176,555
Autumn Rose 15                              Murrieta            CA        RCFE          6                 2/27/98         189,210
Autumn Rose 16                              Murrieta            CA        RCFE          6                 2/27/98         248,470
Autumn Rose 18                              Murrieta            CA        RCFE          6                 2/27/98         248,470
Autumn Rose 19                              Murrieta            CA        RCFE          6                 2/27/98         155,666
Sterling House of Hickory                   Hickory             NC        ALF                   42         4/9/98       2,902,000
Sterling House of Richland County           Columbia            SC        ALF                   42         4/9/98       2,857,000
Drury Place of Alvamar (1) (2)              Lawrence            KS        ALF                   67        4/30/98       4,608,441
Drury Place of Salina (1) (2) (3)           Salina              KS        ALF                   61        4/30/98       3,132,968
Drury Place of Topeka (1) (2)               Topeka              KS        ALF                   61        4/30/98       3,282,219
Normandy House Nursing Home                 Melrose             MA        SNF          82                 5/15/98       4,394,037
Countrywood Estates                         Monticello          AR        SNF          80                  6/1/98       3,497,825
Ashley County Conv. Center                  Wilmot              AR        SNF         100                  6/1/98       2,424,393
Riverview Manor                             Morrilton           AR        SNF          88                  6/1/98       3,835,743
Saline Nursing Home                         Benton              AR        SNF         119                  6/1/98       5,151,650
Wynwood Nursing Center (3)                  Wynne               AR        SNF         100                  6/1/98       4,287,325
Brookridge Life Care & Rehab Center         Morrilton           AR        SNF         118                  6/1/98       5,331,888
Regional Nursing Center of Bryant           Bryant              AR        SNF         116                  6/1/98       4,950,885
Lakewood Rehab Center                       Lake Village        AR        SNF         102                  6/1/98       4,080,000
The Arches                                  Benton              AR        ALF                   28         6/1/98       1,639,425
Sterling House of Chandler                  Chandler            AZ        ALF                   52        7/17/98       3,240,000
Sterling House of Panama City               Panama City         FL        ALF                   42        7/17/98       2,992,000
The Arbor on the Brazos                     College Station     TX        CCRC        120       27         8/1/98       6,676,400
Thorton Nursing Home                        Northborough        MA        SNF          84                 8/20/98       2,733,692
Autumn Rose 24                              Laguna Niguel       CA        RCFE          6                 8/31/98         430,000
Upshur Manor                                Gilmer              TX        SNF         112                  9/1/98       3,208,000
Sterling House of Greenville                Greenville          SC        ALF                   42         9/4/98       2,750,000
Sterling House of Lancaster                 Lancaster           OH        ALF                   42         9/4/98       2,420,000
Sterling House of Youngstown                Youngstown          OH        ALF                   42        9/16/98       2,645,000
Sterling House of Deptford                  Deptford            NJ        ALF                   52        9/18/98       4,064,494
Langston House                              Clinton             SC        ALF                   39        9/18/98       2,600,000
Ashley House                                Greenwood           SC        ALF                   39        9/18/98       2,700,000
Autumn Rose 27                              Murrieta            CA        RCFE          6                 9/29/98         141,628
Aurora Australis Lodge (2)                  Columbus            MS        SNF         120                 10/1/98       4,200,000
Imperial Manor                              Nashville           TN        SNF         150                 10/1/98       7,490,000
Oak Ridge Acres                             Hiawatha            KS        SNF          49                 10/1/98         910,000
Westwood Manor                              Topeka              KS        SNF          53                 10/1/98       1,210,000
                                                                                   ------     ----                   ------------
Total                                                                               1,641      709                   $110,905,384
                                                                                   ======     ====                   ============

----------------------------------------------
(1)  Denotes a facility acquired by the issuance of the Company's stock.
(2)  Denotes a transaction involving the acquisition of the facility's stock.
(3) Denotes a transaction involving the assumption of the facility's debt by the Company.

       The Company believes these acquisitions are consistent with the Company's historical business strategy of acquiring and concurrently net leasing health care facilities to qualified operators. In assessing the facilities, the Company considered the type, location, age, design and physical condition of the facilities acquired, as well as historical, if applicable, and projected operating results of the health care operations conducted at the facilities. Additionally, the Company considers the operating ability, financial condition and reputation of the operator to which the acquired facilities are to be leased. After reasonable inquiry, the Company is not aware of any material factors that would cause the financial information reported not to be necessarily indicative of future operating results. The Company intends to continue the current use of each property.

       Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited pro forma financial information concerning these properties is provided in Item 7 of this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       Financial information for the health care operations of the acquired facilities is not presented because the related operating information for such facilities, after exclusion of items not comparable to the proposed net leased real estate operations by the Company pursuant to Rule 3-14 of Regulation S-X, would not be meaningful. Alternatively, the Company has presented audited pro forma operating information for each of the acquired properties as if the acquired properties had been owned and net leased by the Company since January 1, 1997.

     (a) (3) -Audited pro forma statements of income for the acquired facilities for the year ended December 31, 1997.

     (b) (1) -Unaudited pro forma balance sheet as of September 30, 1998 for the Company after giving effect to the acquisition of the facilities.

             -Pro forma statement of operations for the Company after giving effect to the acquisition of the facilities for the nine-month period ended September 30, 1998.

             -Pro forma statement of operations for the Company after giving effect to the acquisition of the facilities for the year ended December 31, 1997.

     (c)     Consent of Arthur Andersen LLP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE STOCKHOLDERS AND DIRECTORS, NATIONWIDE HEALTH PROPERTIES, INC.:

We have examined the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the assembly of the accompanying pro forma statements of income of the properties acquired by Nationwide Health Properties, Inc. during the period January 1, 1998 to October 1, 1998 as indicated in Item 5 of this Form 8-K (collectively "the Acquired Properties") for the year ended December 31, 1997. The historical statements of income are omitted since substantially all historical amounts are not relevant on a pro forma basis and in some cases, the facilities were opened in 1998. The pro forma adjustments are based upon management's assumptions described in Note
2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma statements of income are not necessarily indicative of the results of operations that would have been attained had the above-mentioned transactions actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma statements of income for the year ended December 31, 1997 reflect the proper application of those adjustments to the historical statement of income amounts.


                                                      ARTHUR ANDERSEN LLP
Orange County, California
October 15, 1998

                         Pro Forma Statements of Income
                      For the Year Ended December 31, 1997
                                 (in thousands)


                         Monticello
                         Residential      Autumn        Autumn        Autumn        Autumn        Autumn        Autumn
                            Care          Rose 13       Rose 14       Rose 15       Rose 16       Rose 18       Rose 19
                         -----------------------------------------------------------------------------------------------
Revenues:
   Minimum Rent            $222,581       $70,400       $19,421       $20,813       $27,332       $27,332       $17,123
                        -----------------------------------------------------------------------------------------------
                            222,581        70,400        19,421        20,813        27,332        27,332        17,123

Expenses:
   Depreciation              60,427        17,286         4,119         4,408         5,763         5,763         3,642
   Interest                 130,072        33,255         9,231         9,882        12,930        12,930         8,157
                        -----------------------------------------------------------------------------------------------
                            190,499        50,541        13,350        14,290        18,693        18,693        11,799

                        -----------------------------------------------------------------------------------------------
Net Income                 $ 32,082       $19,859       $ 6,071       $ 6,523       $ 8,639       $ 8,639       $ 5,324
                        ===============================================================================================


                            See accompanying notes.

                         Pro Forma Statements of Income
                      For the Year Ended December 31, 1997
                                 (in thousands)



                                         Sterling                                               Normandy
                           Sterling      House of       Drury         Drury        Drury         House        Country-
                           House of      Richland      Place of      Place of     Place of      Nursing         wood
                           Hickory        County       Alvamar        Salina       Topeka         Home        Estates
                        ----------------------------------------------------------------------------------------------
Revenues:
   Minimum Rent            $256,827      $252,845      $416,216      $277,477     $297,297     $399,744       $305,024
                        ----------------------------------------------------------------------------------------------
                            256,827       252,845       416,216       277,477      297,297      399,744        305,024

Expenses:
   Depreciation              63,269        66,585        95,534        82,475       98,423      134,112         81,043
   Interest                 149,967       147,789       141,635       163,046       86,703      229,155        182,162
                        ----------------------------------------------------------------------------------------------
                            213,236       214,374       237,169       245,521      185,126      363,267        263,205
                        ----------------------------------------------------------------------------------------------
Net Income                 $ 43,591      $ 38,471      $179,047      $ 31,956     $112,171     $ 36,477       $ 41,819
                        ==============================================================================================


                            See accompanying notes.

                         Pro Forma Statements of Income
                      For the Year Ended December 31, 1997
                                 (in thousands)



                                                                                        Brookridge       Regional
                       Ashley County                      Saline        Wynwood        Life Care &        Nursing
                        Convalescent      Riverview      Nursing        Nursing      Rehabilitation      Center of
                           Center           Manor         Center        Center            Center           Bryant
                       -------------------------------------------------------------------------------------------
Revenues:
   Minimum Rent             $217,874       $335,526     $449,605       $374,744            $464,944       $431,914
                       -------------------------------------------------------------------------------------------
                             217,874        335,526      449,605        374,744             464,944        431,914

Expenses:
   Depreciation               73,902        103,853      129,466        114,708             127,302        134,088
   Interest                  126,376        199,812      268,293        345,713             277,746        257,841
                       -------------------------------------------------------------------------------------------
                             200,278        303,665      397,759        460,421             405,048        391,929
                       -------------------------------------------------------------------------------------------
Net Income                  $ 17,596       $ 31,861     $ 51,846       $(85,677)           $ 59,896       $ 39,985
                       ===========================================================================================

                            See accompanying notes.

                         Pro Forma Statements of Income
                      For the Year Ended December 31, 1997
                                 (in thousands)


                                                                Sterling
                         Lakewood                 Sterling      House of     The Arbor      Thorton
                      Rehabilitation     The      House of       Panama       on the        Nursing      Autumn
                          Center        Arches    Chandler        City        Brazos          Home       Rose 24
                  ----------------------------------------------------------------------------------------------
Revenues:
   Minimum Rent             $355,571    $143,797  $281,588      $260,035      $612,420     $241,658      $47,300
                  ----------------------------------------------------------------------------------------------
                             355,571     143,797   281,588       260,035       612,420      241,658       47,300

Expenses:
   Depreciation               96,805      42,230    68,818        66,427       149,855       82,533       11,597
   Interest                  212,585      85,382   167,556       154,820       351,148      142,778       22,318
                  ----------------------------------------------------------------------------------------------
                             309,390     127,612   236,374       221,247       501,003      225,311       33,915

                  ----------------------------------------------------------------------------------------------
Net Income                  $ 46,181    $ 16,185  $ 45,214      $ 38,788      $111,417     $ 16,347      $13,385
                  ==============================================================================================


                            See accompanying notes.

                         Pro Forma Statements of Income
                      For the Year Ended December 31, 1997
                                 (in thousands)



                                   Sterling       Sterling     Sterling      Sterling
                     Upshur        House of       House of     House of      House of      Langston
                      Manor       Greenville     Lancaster    Youngstown     Deptford        House
                   --------------------------------------------------------------------------------
Revenues:
   Minimum Rent     $255,000       $238,893       $210,225      $229,771     $353,091      $221,260
                   --------------------------------------------------------------------------------
                     255,000        238,893        210,225       229,771      353,091       221,260

Expenses:
   Depreciation       86,456         59,693         52,059        54,713       85,689        63,673
   Interest          168,391        142,096        125,105       136,738      209,981       135,471
                   --------------------------------------------------------------------------------
                     254,847        201,789        177,164       191,451      295,670       199,144
                   --------------------------------------------------------------------------------
Net Income          $    153       $ 37,104       $ 33,061      $ 38,320     $ 57,421      $ 22,116
                   ================================================================================


                            See accompanying notes.

                         Pro Forma Statements of Income
                      For the Year Ended December 31, 1997
                                 (in thousands)


                                                 Aurora                      Oak
                      Ashley      Autumn       Australis     Imperial       Ridge        Westwood
                       House      Rose 27        Lodge         Manor        Acres          Manor
                   ------------------------------------------------------------------------------
Revenues:
   Minimum Rent      $229,770     $15,579       $388,500      $664,363     $85,690       $113,590
                   ------------------------------------------------------------------------------
                      229,770      15,579        388,500       664,363      85,690        113,590

Expenses:
   Depreciation        65,687       3,224        100,000       183,329      22,386         29,671
   Interest           140,643       7,295        218,592       387,809      47,319         62,749
                   ------------------------------------------------------------------------------
                      206,330      10,519        318,592       571,138      69,705         92,420

                   ------------------------------------------------------------------------------
Net Income           $ 23,440     $ 5,060       $ 69,908      $ 93,225     $15,985       $ 21,170
                   ==============================================================================


                            See accompanying notes.

FOOTNOTES TO PRO FORMA STATEMENTS OF INCOME

NOTE 1: Nationwide Health Properties, Inc. (the "Company") acquired 14 assisted living facilities, 15 skilled nursing facilities, 2 continuing care retirement communities and 8 residential care facilities for the elderly in 23 separate transactions at an aggregate purchase price of approximately $110,905,000. The facilities were leased to 10 different operators under terms generally similar to the Company's existing leases. The facilities are leased under "net" leases which are accounted for as operating leases. The leases have initial terms of 9 to 15 years. The Company earns fixed monthly minimum rent and may earn periodic additional rents. The additional payments are generally computed as a percentage of facility net patient revenues in excess of base amounts or as a percentage of the increase in the Consumer Price Index. Additional rents are generally calculated and payable monthly or quarterly and generally commence in the second year of the leases. Under terms of the leases, the lessees are responsible for all maintenance, repairs, taxes and insurance on the leased properties.

The pro forma statements of income reflect the acquisitions of the properties as if they had been owned since January 1, 1997.

NOTE 2: Pro forma minimum rents are based upon the monthly minimum rents specified in the leases. No additional rent amounts are assumed for purposes of the pro forma statements of income based upon the terms of the leases.

Pro forma depreciation is based upon the purchase prices of the facilities being allocated to building and depreciated over 30 to 40 year lives.

Pro forma interest expense is based upon allocating the Company's 1998 debt and equity financing to the acquisitions on a proportional basis, except in the case of facilities which were directly financed by the assumption of debt or the issuance of the Company's common stock. For such facilities, interest expense is based upon applying the actual interest rate to the debt assumed and allocating the Company's 1998 debt and equity financing to the acquisitions on a proportional basis for any balance remaining after deducting the debt assumed and the common stock issued. The weighted average borrowing rate applied to the general debt financing is based upon the Company's 1998 medium term note issuances and its September 30, 1998 weighted average rate on its unsecured revolving line of credit. Such weighted average rate was 6.84%. The Company's unsecured line of credit matures on March 31, 2001. The Company anticipates repaying such line of credit borrowings at some time in the future prior to its current maturity with proceeds from public offerings or private placements of long-term unsecured debt or equity. Accordingly, the actual interest expense resulting from the acquisitions of the facilities may vary.

No pro forma general and administrative costs are included because: (1) such amounts are expected to be immaterial, and (2) the Company does not expect to add additional staff as a result of the transactions described in Note 1 above.

NOTE 3: The preparation of financial statements requires management to make estimates and assumptions that affect the revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Balance Sheet as of September 30, 1998 and unaudited Pro Forma Statements of Operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 have been prepared to reflect the acquisition of 14 assisted living facilities, 15 skilled nursing facilities, 2 continuing care retirement communities and 8 residential care facilities for the elderly in 23 separate transactions at an aggregate purchase price of approximately $110,905,000 during the period from January 1, 1998 through October 1, 1998 (the "Acquired Facilities") and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements of Nationwide Health Properties, Inc. (the "Company") as reported in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998 and the Company's Annual Report to Shareholders on Form 10-K for the year ended December 31, 1997, and should be read in conjunction with those financial statements and the notes thereto.

     The Pro Forma Balance Sheet was prepared as if the Acquired Facilities were owned on September 30, 1998. The Pro Forma Statements of Operations were prepared as if the Acquired Facilities were purchased as of the beginning of the period presented.

     The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                       NATIONWIDE HEALTH PROPERTIES, INC.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                               SEPTEMBER 30, 1998
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                         Pro Forma
                                               September 30,                                           September 30,
ASSETS                                              1998                    Adjustments                    1998
                                             -----------------          ------------------          ------------------
Investments in real estate:
Real estate properties
   Land                                             $  143,792                     $ 2,191                  $  145,983
   Buildings and improvements                          982,299                      11,739                     994,038
   Construction in progress                             53,798                           -                      53,798
                                                    ----------                     -------                  ----------
                                                     1,179,889                      13,930                   1,193,819
   Less accumulated depreciation                      (125,559)                          -                    (125,559)
                                                    ----------                     -------                  ----------
                                                     1,054,330                      13,930                   1,068,260
 Mortgage loans receivable, net                        208,094                           -                     208,094
                                                    ----------                     -------                  ----------
                                                     1,262,424                      13,930                   1,276,354
Cash and cash equivalents                               13,153                        (430)                     12,723
Receivables                                              5,945                           -                       5,945
Other assets                                            14,036                           -                      14,036
                                                    ----------                     -------                  ----------
                                                    $1,295,558                     $13,500                  $1,309,058
                                                    ==========                     =======                  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Bank borrowings                                     $   30,400                     $13,500                  $   43,900
Senior notes due 2000-2038                             480,150                           -                     480,150
Convertible debentures                                  57,456                           -                      57,456
Notes and bonds payable                                 66,584                           -                      66,584
Accounts payable and accrued
 liabilities                                            47,589                           -                      47,589

Stockholders' equity:
   Preferred stock                                     100,000                           -                     100,000
   Common stock                                          4,621                           -                       4,621
   Capital in excess of par value                      555,879                           -                     555,879
   Cumulative net income                               420,258                           -                     420,258
   Cumulative dividends                               (467,379)                          -                    (467,379)
                                                    ----------                     -------                  ----------
Total stockholders' equity                             613,379                           -                     613,379
                                                    ----------                     -------                  ----------
                                                    $1,295,558                     $13,500                  $1,309,058
                                                    ==========                     =======                  ==========

                            See accompanying notes.

                       NATIONWIDE HEALTH PROPERTIES, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                                          Pro Forma
                                                         Nine Months                                     Nine Months
                                                            Ended                                           Ended
                                                     September 30, 1998         Adjustments          September 30, 1998
                                                     ------------------       ----------------      -------------------
Revenues:
 Minimum rent                                                  $ 75,536                 $4,941                 $ 80,477
 Interest and other income                                       17,009                      -                   17,009
 Additional rent and additional interest                         11,729                      -                   11,729
                                                               --------                 ------                 --------
                                                                104,274                  4,941                  109,215
Expenses:
 Interest and amort. of deferred financing                       26,745                  2,897                   29,642
  costs
 Depreciation and non-cash charges                               20,035                  1,374                   21,409
 General and administrative                                       3,453                      -                    3,453
                                                               --------                 ------                 --------
                                                                 50,233                  4,271                   54,504
                                                               --------                 ------                 --------
Net income before gain on sale of facilities                     54,041                    670                   54,711
Gain on sale of facilities                                        2,321                      -                    2,321
                                                               --------                 ------                 --------
Net income                                                       56,362                    670                   57,032
Preferred stock dividends                                        (5,758)                     -                   (5,758)
                                                               --------                 ------                 --------
Net income available to common stockholders                    $ 50,604                 $  670                 $ 51,274
                                                               ========                 ======                 ========
Basic/diluted earnings from continuing
 operations available to common stockholders                      $1.09                                           $1.09
                                                               ========                                        ========
Basic/diluted net income available to common
 stockholders                                                     $1.15                                           $1.14
                                                               ========                                        ========

Weighted average shares outstanding                              44,108                  1,009                   45,117
                                                               ========                 ======                 ========

                            See accompanying notes.

                       NATIONWIDE HEALTH PROPERTIES, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                                          Pro Forma
                                                          Year Ended                                     Year Ended
                                                      December 31, 1997          Adjustments          December 31, 1997
                                                      -----------------        ---------------        -----------------
Revenues:
 Minimum rent                                                  $ 79,587                 $9,833                 $ 89,420
 Interest and other income                                       22,454                      -                   22,454
 Additional rent and additional interest                         13,664                      -                   13,664
                                                               --------                 ------                 --------
                                                                115,705                  9,833                  125,538
Expenses:
 Interest and amort. of deferred financing costs                 28,899                  5,711                   34,610
 Depreciation and non-cash charges                               19,825                  2,731                   22,556
 General and administrative                                       3,993                      -                    3,993
                                                               --------                 ------                 --------
                                                                 52,717                  8,442                   61,159
                                                               --------                 ------                 --------
Net income before gain on sale of facilities                     62,988                  1,391                   64,379
Gain on sale of facilities                                          829                      -                      829
                                                               --------                 ------                 --------
Net income                                                       63,817                  1,391                   65,208
Preferred stock dividends                                        (1,962)                     -                   (1,962)
                                                               --------                 ------                 --------
Net income available to common stockholders                    $ 61,855                 $1,391                 $ 63,246
                                                               ========                 ======                 ========

Basic/diluted earnings from continuing
 operations available to common stockholders                   $   1.45                                        $   1.43
                                                               ========                                        ========
Basic/diluted net income available to common
 stockholders                                                  $   1.47                                        $   1.45
                                                               ========                                        ========
Weighted average shares outstanding                              42,164                  1,333                   43,497
                                                               ========                 ======                 ========

                            See accompanying notes.

FOOTNOTES TO PRO FORMA STATEMENTS OF INCOME

NOTE 1: The Company acquired 14 assisted living facilities, 15 skilled nursing facilities, 2 continuing care retirement communities and 8 residential care facilities for the elderly in 23 separate transactions at an aggregate purchase price of approximately $110,905,000. The facilities were leased to 10 different operators under terms generally similar to the Company's existing leases. The facilities are leased under "net" leases which are accounted for as operating leases. The leases have initial terms of 9 to 15 years. The Company earns fixed monthly minimum rent and may earn periodic additional rents. The additional payments are generally computed as a percentage of facility net patient revenues in excess of base amounts or as a percentage of the increase in the Consumer Price Index. Additional rents are generally calculated and payable monthly or quarterly and generally commence in the second year of the leases. Under terms of the leases, the lessees are responsible for all maintenance, repairs, taxes and insurance on the leased properties.

The pro forma statements of income reflect the acquisitions of the properties as if they had been owned since the beginning of the period presented, and the pro forma balance sheet reflects the acquisition of the properties as if they had been owned on September 30, 1998.

NOTE 2: The pro forma balance sheet adjustments reflect the allocation between land and building and improvements of the $13,930,000 of acquired properties purchased after September 30, 1998, the increase in bank borrowings related to the acquisitions and a reduction in cash to reflect the payment of a portion of the purchase price and miscellaneous closing costs. No adjustment has been made to reflect accumulated depreciation for those properties acquired prior to September 30, 1998.

NOTE 3: The pro forma minimum rent adjustment is based upon the monthly minimum rents specified in the leases. No additional rent amounts are assumed for purposes of the pro forma statements of income based upon the terms of the leases.

The pro forma depreciation adjustment is based upon the purchase prices of the facilities being allocated to building and depreciated over 30 to 40 year lives.

Pro forma interest expense is based upon allocating the Company's 1998 debt and equity financing to the acquisitions on a proportional basis, except in the case of facilities which were directly financed by the issuance of the Company's common stock or the assumption of debt. For such facilities, interest expense is based upon applying the actual interest rate to the debt assumed and allocating the Company's 1998 debt and equity financing to the acquisitions on a proportional basis for any balance remaining after deducting the debt assumed and the common stock issued. The weighted average borrowing rate applied to the debt financing is based upon the Company's 1998 medium term note issuances and its September 30, 1998 weighted average rate on its unsecured revolving line of credit. Such weighted average rate was 6.84%. The Company's unsecured line of credit matures on March 31, 2001. The Company anticipates repaying such line of credit borrowings at some time in the future prior to its current maturity with proceeds from public offerings or private placements of long-term unsecured debt or equity. Accordingly, the actual interest expense resulting from the acquisitions of the facilities may vary.

No pro forma general and administrative costs are included because: (1) such amounts are expected to be immaterial, and (2) the Company does not expect to add additional staff as a result of the transactions described in Note 1 above.

The pro forma weighted average shares adjustment reflects the weighted average impact of considering the portion of the 1998 stock issuances allocated to the funding of acquisitions outstanding for the entire periods presented.

NOTE 4: The preparation of financial statements requires management to make estimates and assumptions that affect the revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               NATIONWIDE HEALTH PROPERTIES, INC.

Date:  October 16, 1998        By:   /s/ MARK L. DESMOND
                                    -----------------------------------
                               Name:  Mark L. Desmond
                               Title: Senior Vice President and
                                      Chief Financial Officer